UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2006
Date of Report (Date of earliest event reported)

INPLAY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15069	88-0308867

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 South Extension Road
Mesa, Arizona 85210

(Address of principal executive offices) (Zip Code)

(480) 586-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On May 4, 2006, InPlay Technologies, Inc. (“Registrant”) reported its first quarter 2006 financial results. A copy of the press release is attached as exhibit 99.1. The information in this report, including Item 9.01 and Exhibit 99.1, is being furnished pursuant to Item 2.02 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

          The Registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

          The text included with this Report is available on the Registrant’s website located at www.inplaytechnologies.com, although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit(s)

99.1	Press Release from InPlay Technologies, Inc., dated May 4, 2006, entitled “InPlay Technologies Announces Results for First Quarter 2006”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc.

(Registrant)
Date: May 4, 2006
	By:	/s/ Robert J. Brilon

Robert J. Brilon
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal Executive, Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description:

99.1	Press release from InPlay Technologies, Inc., dated May 4, 2006, entitled “InPlay Technologies Announces Results for First Quarter 2006”